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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Atlas Pipeline Partners, L.P.
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             (Exact name of Registrant as Specified in Its Charter)


               Delaware                                     23-3011077
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(State of Incorporation or Organization)                  (I.R.S. Employer
                                                        Identification no.)


     311 Rouser Road, Moon Township, PA                        15108
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  (Address of Principal Executive Offices)                   (Zip Code)

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
If this form relates to the registration of a class of          If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange            securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction            Act and is effective pursuant to General Instruction
A.(c), please check the following box. |X|                      A.(d), please check the following box.

Securities Act registration statement file number to which this form relates: 333-85193
             ---------
          (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class            Name of Each Exchange on Which
           to be so Registered            Each Class is to be Registered
           -------------------            ------------------------------

Common Units of Limited Partnership Interest    American Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:


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                                (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered

              A description of the securities to be registered hereby is set forth in a prospectus under the Securities Act of 1933, as amended, included as part of Registrant's Registration Statement on Form S-1, as amended, registration no. 333-85193, and incorporated by reference herein.

Item 2.  Exhibits

              Not Applicable.
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused the registration statement to be signed on behalf by the undersigned, thereto duly authorized.

                                              Atlas Pipeline Partners, L.P.
                                           ------------------------------------
                                                       (Registrant)


Date: January 21, 2000                     By: Atlas Pipeline Partners GP, LLC

                                           By: /s/ Michael L. Staines
                                                  -----------------------------
                                           Name:  Michael L. Staines
                                           Its:  Chief Financial Officer and
                                           Secretary